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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

         DATE OF REPORT (Date of earliest event reported): June 28, 2001


                              NEUBERGER BERMAN INC.
             (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER 001-15361

           DELAWARE                                06-1523639
(State or other jurisdiction of                 (I.R.S. Employer
 incorporation or organization)                 Identification No.)

                                605 Third Avenue
                               New York, NY 10158
                    (Address of principal executive offices)

                                 (212) 476-9000
              (Registrant's telephone number, including area code)


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          Exhibits

          Exhibit No.    Document

          (99)           Additional Exhibits

          99.1 Press release issued by Neuberger Berman Inc. on June 28, 2001, reporting that it had priced a secondary public offering relating to the sale by certain stockholders of 3,937,966 shares of its common stock at $68 per share.


ITEM 9.   REGULATION FD DISCLOSURE

          Neuberger Berman Inc. (the "Corporation") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit
          99.1 to this Report. Exhibit 99.1 is the Corporation's press release, dated June 28, 2001, reporting that the Corporation had priced a secondary public offering relating to the sale by certain stockholders of 3,937,966 shares of its common stock at $68 per share.

          The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                Neuberger Berman Inc.
                                                (Registrant)

          Date: June 29, 2001               By: /s/ Matthew S. Stadler
                                                ----------------------
                                                Matthew S. Stadler
                                                Chief Financial Officer

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                                  EXHIBIT INDEX

99.1 Press release issued by Neuberger Berman Inc. on June 28, 2001, reporting that the Corporation had priced a secondary public offering relating to the sale by certain stockholders of 3,937,966 shares of common stock at $68 per share.